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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): December 30, 2004

           CWALT, INC., (as depositor under the Pooling and Servicing
           Agreement, dated as of December 1, 2004, providing for the issuance of the Alternative Loan Trust 2004-J12 Mortgage Pass-
                    Through Certificates, Series 2004-J12).

                                   CWALT, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                    333-117949                95-4449516
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(State or other jurisdiction     (Commission              (IRS Employer
of incorporation)                File Number)             Identification No.)

4500 Park Granada
Calabasas, California                               91302
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(Address of principal                               (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01.    Other Events
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         It is expected that during December 2004, a single series of certificates, entitled Alternative Loan Trust 2004-J12, Mortgage Pass-Through Certificates, Series 2004-J12 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among CWALT, Inc, as depositor, Countrywide Home Loans, inc., as a seller, Park Granada LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-117949) and sold to Countrywide Securities Corporation (the "Underwriter") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriter.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters has furnished to prospective investors certain information attached hereto as
Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one of more of the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-J12.

Section 9     Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c)  Exhibits:
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Exhibit No.      Description
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   99.1          Computational Materials and/or ABS Term Sheets.

                                    Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWALT, INC.




                                                    By: /s/ Darren Bigby
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                                                    Darren Bigby
                                                    Vice President


Dated:  December 30, 2004

                                  Exhibit Index
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Exhibit                                                             Page
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99.1     Computational Materials and/or ABS Term Sheets.              6